Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Team, Inc. (the Company) on Form 10-Q for the period ended February 28, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ted W. Owen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ TED W. OWEN
Ted W. Owen Executive Vice President and Chief Financial Officer

April 8, 2013